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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 19, 1999

                        HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)


           Delaware                         001-11727                             73-1493906
(State or other jurisdiction of      (Commission File Number)        (I.R.S. Employer Identification No.)
 incorporation or organization)

                       8801 South Yale Avenue, Suite 310
                             Tulsa, Oklahoma 74137
              (Address of principal executive offices) (Zip Code)



                                 (918) 492-7272
              (Registrant's telephone number, including area code)





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Item 5.  Other Events

           On October 19, 1999, Heritage Propane Partners, L.P. issued a press release (the "Press Release") announcing its financial results for the fiscal year ended August 31, 1999. The Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

Item 7.  Financial Etatements and Exhibits

         (C)     Exhibits

         Exhibit 99.1       --    Press Release, dated October 19, 1999, of
                                  Heritage Propane Partners, L.P.







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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HERITAGE PROPANE PARTNERS, L.P.

                               By:     Heritage Holdings, Inc.,
                                       its General Partner



                               By:   /s/  H. Michael Krimbill
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                                       H. Michael Krimbill
                                       President and Chief Financial Officer

Date: October 20, 1999

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                        EXHIBIT INDEX

 Exhibit No.

 Exhibit 99.1     --    Press Release, dated October 19, 1999, of Heritage
                        Propane Partners, L.P.